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EXHIBIT 10(i)           CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Massachusetts Mutual Life Insurance Company

We consent to the inclusion in this Pre-Effective Amendment No. 1 to the Registration Statement of Massachusetts Mutual Variable Annuity Separate Account 4 on Form N-4 (Registration No. 333-45039), of our report dated February 6, 1998, on our audits of the statutory financial statements of Massachusetts Mutual Life Insurance Company, which includes explanatory paragraphs relating to the use of statutory accounting practices, which differ from generally accepted accounting principles. We also consent to the reference to our Firm under the caption "Independent Accountants" in the Statement of Additional Information.


Coopers & Lybrand L.L.P.



Springfield, Massachusetts
June 2, 1998


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